UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 26, 2007
DCB FINANCIAL CORP
(Exact name of registrant as specified in its charter)

Ohio	0-22387	31-1469837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Riverbend Avenue, Lewis Center, Ohio	43035
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (740) 657-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On December 26, 2007, Registrant issued a press release announcing an expected increase in net loan charge-offs and provision for loan losses for the fourth quarter ending December 31, 2007. The press release is attached as Exhibit No. 99 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
The following exhibit is furnished herewith:

Exhibit Number	Exhibit Description

99	Press Release issued by DCB Financial Corp on December 26, 2007.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DCB FINANCIAL CORP

Date: December 26, 2007	By:	/s/ Jeffrey T. Benton

Jeffrey T. Benton President and CEO

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99	Press Release dated December 26, 2007 announcing Registrant’s expected increase in net loan charge-offs and provision for loan losses for the fourth quarter ending December 31, 2007.

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